EXHIBIT B




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




Optical Radiation Corporation:

      I hereby consent to the incorporation of my report included by reference in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8 (file No. 33-43555).




/s/ Mark L. Jenkins
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Mark L. Jenkins, CPA
Orange, California
January 26, 1994